UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2014

Gramercy Property Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32248	06-1722127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 5th Avenue, 30th Floor
New York, New York 10175

(Address of principal executive offices) (Zip Code)

(212) 297-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 13, 2014, Gramercy Property Trust Inc. (the “Company”) filed a Current Report on Form 8-K to report, among other things, the completion of the acquisition of the remaining 50% equity interest in GPT GIG BOA Portfolio Holdings LLC (the “Initial Report”). The Company hereby amends the Initial Report to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Report of Independent Auditors	3
Consolidated Statements of Revenues and Certain Expenses for the three months ended March 31, 2014 (unaudited), the year ended December 31, 2013, and the period from August 12, 2012 (inception) through December 31, 2012	4
Notes to Consolidated Statements of Revenues and Certain Expenses	5

(b)	Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2014	8
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2014	10
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2013	11
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2013	12

(d)	Exhibits

The following exhibit is filed herewith:

Exhibit Number	Title

23.1	Consent of Independent Auditor

2

Report of Independent Auditors

The Board of Directors and Stockholders of

Gramercy Property Trust, Inc.

We have audited the accompanying consolidated statements of revenues and certain expenses of GPT GIG BOA Portfolio Holdings LLC (the “Portfolio”) for the year ended December 31, 2013 and the period from August 12, 2012 (inception) through December 31, 2012, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of the statements of revenues and certain expenses that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statements of revenues and certain expenses based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenues and certain expenses are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statements of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statements of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statements of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statements of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated statements of revenues and certain expenses referred to above present fairly, in all material respects, the statements of revenues and certain expenses described in Note 1 of GPT GIG BOA Portfolio Holdings LLC for the year ended December 31, 2013 and the period from August 12, 2012 (inception) through December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 1 to the financial statements, the consolidated statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of Gramercy Property Trust, Inc., and are not intended to be a complete presentation of the Portfolio’s revenue and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young, LLP

New York, New York

August 22, 2014

3

GPT GIG BOA Portfolio Holdings LLC

Consolidated Statements of Revenues and Certain Expenses

(in thousands)

	For the Three		For the Period from
	Months Ended		August 12, 2012
	March 31, 2014	For the Year Ended	(inception) through
	(unaudited)	December 31, 2013	December 31, 2012

Revenues
Rental revenue	$6,881	$27,513	$1,927
Operating expense reimbursements	7,694	29,749	1,609
Other income	1	8	3
Total revenues	14,576	57,270	3,539
Certain expenses
Management fee expense	444	2,036	46
Property operating expenses	7,199	27,851	1,792
Total expenses	7,643	29,887	1,838
Revenues in excess of certain expenses	$6,933	$27,383	$1,701

See accompanying notes to consolidated statements of revenues and certain expenses.

4

GPT GIG BOA Portfolio Holdings LLC

Notes to Consolidated Statements of Revenues and Certain Expenses

For the Three Months Ended March 31, 2014 (unaudited),

the Year Ended December 31, 2013 and the Period from

August 12, 2012 (inception) through December 31, 2012

(in thousands)

1.	Organization

The accompanying consolidated statements of revenues and certain expenses present the results of operations of GPT GIG BOA Portfolio Holdings LLC, or the Portfolio, for the three months ended March 31, 2014, the year ended December 31, 2013, and the period from August 12, 2012 (inception) through December 31, 2012. On June 9, 2014, the remaining 50% interest in the Portfolio was acquired by wholly-owned subsidiaries of GPT Property Trust LP, the operating subsidiary of Gramercy Property Trust Inc., or the Company, from an affiliate of Garrison Investment Group, L.P, or Garrison. The Company previously owned a 50% interest in the Portfolio, which had been a joint venture between the Company and Garrison prior to the acquisition. The Company acquired the remaining 50% interest in the Portfolio for a purchase price that valued the real estate assets of the Portfolio at approximately $395,200. Prior to closing of the acquisition, the Portfolio was encumbered by a $200,000 mortgage loan, which was repaid at closing. The Portfolio is comprised of 67 properties located throughout the United States totaling approximately 3.1 million rentable square feet. The Portfolio is approximately 97% leased to Bank of America, N.A., under a master lease with an expiration date in 2023. Total occupancy of the Portfolio is approximately 98%.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated statements of revenues and certain expenses have been for the purpose of complying with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission. These financial statements are not intended to be a complete representation of the revenues and expenses of the Portfolio for the three months ended March 31, 2014, the year ended December 31, 2013, and the period from August 12, 2012 (inception) through December 31, 2012, as certain expenses, primarily depreciation and amortization expense and other costs not comparable to the proposed future operations of the Portfolio have been excluded.

Prior to acquisition, the Company previously held a 50% joint venture interest in the Portfolio and therefore, the transaction represents an acquisition from a related party. As such these financial statements have been prepared for the quarterly interim reporting period before the date of acquisition and the two most recent fiscal years, including the three months ended March 31, 2014, the year ended December 31, 2013, and the period from August 12, 2012 (inception) through December 31, 2012.

Revenue Recognition

Rental revenue from leases is recognized on a straight-line basis regardless of when payments are contractually due. Certain lease agreements also contain provisions that require tenants to reimburse the Portfolio for real estate taxes, common area maintenance costs and the amortized cost of capital expenditures with interest. Such amounts are included in both revenues and operating expenses when the Company is the primary obligor for these expenses and assumes the risks and rewards of a principal under these arrangements. Under leases where the tenant pays these expenses directly, such amounts are not included in revenues or expenses. The adjustment to record deferred rent increased rental revenue by $52, $442, and $45 for the three months ended March 31, 2014, the year ended December 31, 2013, and the period from August 12, 2012 (inception) through December 31, 2012, respectively.

Rent Expense

Rent expense is recognized on a straight-line basis regardless of when payments are due. The Portfolio’s rent expense is related to leasehold interests and is included in property operating expenses.

5

GPT GIG BOA Portfolio Holdings LLC

Notes to Consolidated Statements of Revenues and Certain Expenses

For the Three Months Ended March 31, 2014 (unaudited),

the Year Ended December 31, 2013 and the Period from

August 12, 2012 (inception) through December 31, 2012

(in thousands)

2.	Summary of Significant Accounting Policies – continued

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the Portfolio’s properties and include maintenance, utilities, property management fees, repairs, and insurance costs that are expected to continue in the ongoing operations of the properties. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the consolidated statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the consolidated statements of revenues and certain expenses.

3.	Future Minimum Rental Income

Future minimum rental revenue under non-cancelable leases excluding reimbursements for operating expenses as of March 31, 2014 are as follows:

Operating Leases
April 1 through December 31, 2014	$20,475
2015	27,302
2016	27,224
2017	27,061
2018	27,176
Thereafter	122,861
Total minimum lease rental income	$252,099

4.	Concentrations of Credit Risk

One tenant, Bank of America, N.A., accounted for 97% of rental revenue for the three months ended March 31, 2014, the year ended December 31, 2013, and the period from August 12, 2012 (inception) through December 31, 2012.

6

GPT GIG BOA Portfolio Holdings LLC

Notes to Consolidated Statements of Revenues and Certain Expenses

For the Three Months Ended March 31, 2014 (unaudited),

the Year Ended December 31, 2013 and the Period from

August 12, 2012 (inception) through December 31, 2012

(in thousands)

5.	Commitments and Contingencies

The Company evaluates litigation contingencies based on information currently available, including the advice of counsel and the assessment of available insurance coverage. The Company will establish accruals for litigation and claims when a loss contingency is considered probable and the related amount is reasonably estimable. The Company will periodically review these contingences which may be adjusted if circumstances change. The outcome of a litigation matter and the amount or range of potential losses at particular points may be difficult to ascertain. If a range of loss is estimated and an amount within such range appears to be a better estimate than any other amount within that range, then that amount is accrued.

Certain properties of the Portfolio are subject to ground leases, which are accounted for as operating leases. The ground leases have varying ending dates, renewal options, and rental rate escalations, with the latest leases extending to June 2053. Future minimum rental payments to be made by the Portfolio under these noncancelable ground leases, excluding increases resulting from increases in the consumer price index, are as follows:

Ground Leases
April 1 through December 31, 2014	$1,067
2015	1,390
2016	1,317
2017	1,314
2018	1,314
Thereafter	43,428
Total minimum rent expense	$49,830

There was $381, $1,479, and $101 of rent expense on ground leases during the three months ended March 31, 2014, the year ended December 31, 2013, and the period from August 12, 2012 (inception) through December 31, 2012, respectively, recorded in property operating expenses.

6. Subsequent Events

The Company has evaluated subsequent events through August 22, 2014.

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UNAUDITED PRO FORMA FINANCIAL INFORMATION OF GRAMERCY PROPERTY TRUST INC.

The following unaudited pro forma financial information should be read in conjunction with the Condensed Consolidated Balance Sheets of the Company as of June 30, 2014 and December 30, 2013, the related Condensed Consolidated Statements of Operations, Comprehensive Income (Loss), Stockholders’ Equity, and Cash Flows for the six months ended June 30, 2014 and the year ended December 31, 2013, and the notes thereto. The condensed consolidated financial statements of the Company as of June 30, 2013 and December 31, 2013 and for the six months and year ended June 30, 2014 and December 31, 2013 have been included in the Company’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the consolidated statements of revenues and certain expenses and the notes thereto of the Portfolio, which are included herein.

The Company has not presented a Pro Forma Consolidated Balance Sheet of the Company as of June 30, 2014, because the impact of consolidating the Portfolio, which occurred on June 9, 2014, is already reflected in the Condensed Consolidated Balance Sheets of the Company as of June 30, 2014, which is included in the Company’s Form 10-Q which was filed with the Securities and Exchange Commission on August 8, 2014.

The following unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2014 and the year ended December 31, 2013 have been prepared to give effect to the Portfolio acquisition as if the acquisition occurred on January 1, 2014 and January 1, 2013, respectively.

The unaudited pro forma financial information is not necessarily indicative of what the Company’s results of operations or financial condition would have been assuming the acquisition of the Portfolio had occurred at the beginning of the periods presented, nor is it indicative of the Company’s results of operations or financial condition for future periods. In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The unaudited pro forma financial information and accompanying notes should be read in conjunction with the Company’s condensed consolidated financial statements included in the Quarterly Report on Form 10-Q for the six months ended June 30, 2014 and the Company’s 2013 Annual Report on Form 10-K.

8

Gramercy Property Trust Inc.

Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2014

(in thousands – except share and per share data)

(Unaudited)

	Gramercy Property	GPT GIG BOA
	Trust Inc.	Portfolio Holdings LLC	Pro Forma
	Historical (1)	Historical (2)	Adjustments		Pro Forma
Revenues
Rental revenue	$17,770	$14,155	$-		$31,925
Management fees	14,019	-	(3,047)	(3)	10,972
Operating expense reimbursements	3,378	14,098	-		17,476
Investment income	901	-	-		901
Other income	144	-	-		144
Total revenues	36,212	28,253	(3,047)		61,418
Expenses
Property operating expenses:
Property management expenses	10,225	-	-		10,225
Property operating expenses	3,680	13,720	(3,047)	(3)	14,353
Total property operating expenses	13,905	13,720	(3,047)		24,578
Depreciation and amortization	10,145	7,419	2,790	(4)	20,354
Interest expense	6,136	4,021	(1,287)	(5)	8,870
Management, general and administrative	8,839	-	-		8,839
Acquisition expenses	1,923	-	-		1,923
Realized loss on derivative instruments	3,300	-	-		3,300
Total expenses	44,248	25,160	(1,544)		67,864
Loss from continuing operations before equity in net income from joint ventures, gain on remeasurement of previously held joint venture, loss on extinguishment of debt, and provision for taxes	(8,036)	3,093	(1,503)		(6,446)
Equity in net income of joint ventures	1,753	-	(1,529)	(6)	224
Loss from continuing operations before gain on remeasurement of previously held joint venture, loss on extinguishment of debt, provision for taxes and discontinued operations	(6,283)	3,093	(3,032)		(6,222)
Gain on remeasurment of previously held joint venture	72,345	-	(72,345)	(7)	-
Loss on extinguishment of debt	(1,925)	-	-		(1,925)
Provision for taxes	(806)	(35)	-		(841)
Income (loss) from continuing operations	63,331	3,058	(75,377)		(8,988)
Loss from discontinued operations	(481)	-	-		(481)
Net income (loss)	62,850	3,058	(75,377)		(9,469)
Preferred stock dividends	(3,581)	-	-		(3,581)
Net income (loss) available to common stockholders	$59,269	$3,058	$(75,377)		$(13,050)
Basic earnings per share:
Net income (loss) from continuing operations, after preferred dividends	$0.73				$(0.15)
Net loss from discontinued operations	(0.01)				(0.01)
Net income (loss) available to common stockholders	$0.72				$(0.16)
Diluted earnings per share:
Net income (loss) from continuing operations, after preferred dividends	$0.71				$(0.15)
Net loss from discontinued operations	(0.01)				(0.01)
Net income (loss) available to common stockholders	$0.70				$(0.16)
Basic weighted average common shares outstanding	82,116,300				82,116,300
Diluted weighted average common shares and common share equivalents outstanding	84,448,723				82,116,300

See accompanying notes to unaudited pro forma consolidated statement of operations.

9

Gramercy Property Trust Inc.

Notes to Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2014

(in thousands – except share and per share data)

(Unaudited)

(1) Historical financial information derived from the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2014.

(2) Historical financial information derived from unaudited financial statements of the Portfolio for the period from January 1, 2014 through June 8, 2014, prior to the acquisition by the Company of the 50% remaining equity interest in the Portfolio, after which its results from operations are included in the consolidated results from operations of the Company.

(3) Represents elimination of asset and property management fees as well as the corresponding expense charged by the Company to the Portfolio for the six months ended June 30, 2014, prior to June 9, 2014.

(4) Represents the net effect of reversal of the historical depreciation and recording of the pro forma depreciation based on the new preliminary purchase price allocations resulting from the acquisition.

(5) Represents the reduction for the interest expense of the mortgage note secured by the Portfolio’s properties, including the write off of associated deferred financing costs, and addition of the interest cost associated with the Company’s new $200,000 senior unsecured term loan, which the Company assumed would have been in place as of January 1, 2014.

(6) Represents the elimination of the equity in net income from joint venture related to the six months ended June 30, 2014 for the Company’s pro rata share of its previously held 50% interest in the Portfolio.

(7) Represents the Company’s gain recorded on the remeasurement of its previously held investment in the Portfolio, prior to its acquisition of the 50% remaining equity interest in the Portfolio on June 9, 2014.

10

Gramercy Property Trust Inc.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2013

(in thousands – except share and per share data)

(Unaudited)

	Gramercy Property	GPT GIG BOA
	Trust Inc.	Portfolio Holdings LLC	Pro Forma
	Historical (1)	Historical (2)	Adjustments		Pro Forma
Revenues
Rental revenue	$12,181	$32,105	$-		$44,286
Management fees	40,896	-	(3,193)	(3)	37,703
Operating expense reimbursements	1,203	29,116	-		30,319
Investment income	1,717	-	-		1,717
Other income	707	9	-		716
Total revenues	56,704	61,230	(3,193)		114,741
Expenses
Property operating expenses:
Property management expenses	20,868	-	-		20,868
Property operating expenses	1,411	31,081	(3,193)	(3)	29,299
Total property operating expenses	22,279	31,081	(3,193)		50,167
Other-than-temporary impairment	3,339	-	-		3,339
Portion of impairment recognized in other comprehensive loss	(1,337)	-	-		(1,337)
Net impairment recognized in earnings	2,002	-	-		2,002
Depreciation and amortization	5,675	17,301	6,277	(4)	29,253
Interest expense	1,732	9,211	(2,996)	(5)	7,947
Management, general and administrative	18,210	52	-		18,262
Acquisition expenses	2,808	-	-		2,808
Loss on derivatives	115	-	-		115
Total expenses	52,821	57,645	88		110,554
Income from continuing operations before equity in net loss from joint ventures and provision for taxes	3,883	3,585	(3,281)		4,187
Equity in net loss of joint ventures	(5,662)	-	(1,792)	(6)	(7,454)
Income (loss) from continuing operations before provision for taxes and discontinued operations	(1,779)	3,585	(5,073)		(3,267)
Provision for taxes	(6,393)	-	-		(6,393)
Loss from continuing operations	(8,172)	3,585	(5,073)		(9,660)
Income from discontinued operations	5,057	-	-		5,057
Gain on sale of joint venture interest to a director related entity	1,317	-	-		1,317
Net gains from disposals	389,140	-	-		389,140
Provision for taxes	(2,515)	-	-		(2,515)
Income from discontinued operations	392,999	-	-		392,999
Net income attributable to Gramercy Property Trust Inc.	384,827	3,585	(5,073)		383,339
Preferred stock dividends	(7,162)	-	-		(7,162)
Net income available to common stockholders	$377,665	$3,585	$(5,073)		$376,177
Basic earnings per share:
Net loss from continuing operations, after preferred dividends	$(0.25)				$(0.27)
Net income from discontinued operations	6.39				6.39
Net income available to common stockholders	$6.14				$6.12
Diluted earnings per share:
Net loss from continuing operations, after preferred dividends	$(0.25)				$(0.27)
Net income from discontinued operations	6.39				6.39
Net income available to common stockholders	$6.14				$6.12
Basic weighted average common shares outstanding	61,500,847				61,500,847
Diluted weighted average common shares and common share equivalents outstanding	61,500,847				61,500,847

See accompanying notes to unaudited pro forma consolidated statement of operations.

11

Gramercy Property Trust Inc.

Notes to Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2013

(in thousands – except share and per share data)

(Unaudited)

(1) Historical financial information derived from the Company’s 2013 Annual Report on Form 10-K.

(2) Historical financial information derived from audited financial statements of the Portfolio for the year ended December 31, 2013.

(3) Represents elimination of asset and property management fees as well as the corresponding expense charged by the Company to the Portfolio for the year ended December 31, 2013.

(4) Represents the net effect of reversal of the historical depreciation and recording of the pro forma depreciation based on the new preliminary purchase price allocations resulting from the acquisition.

(5) Represents the reduction for the interest expense of the mortgage note secured by the Portfolio’s properties, including the write off of associated deferred financing costs, and addition of the interest cost associated with the Company’s new $200,000 senior unsecured term loan, which the Company assumed would have been in place as of January 1, 2013.

(6) Represents the elimination of the equity in net income from joint venture related to the year ended December 31, 2013 for the Company’s pro rata share of its previously held 50% interest in the Portfolio.

12

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gramercy Property Trust Inc.

Date: August 22, 2014	By:	/s/ Jon W. Clark
Jon W. Clark
Chief Financial Officer

13

Exhibit Index

Exhibit Number	Title

23.1	Consent of Independent Auditor

14